ARK ETF TRUST

ARK Fintech Innovation ETF (ARKF)

ARK Innovation ETF (ARKK)

ARK Next Generation Internet ETF (ARKW)

Supplement dated March 31, 2025, to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) for the ARK ETF Trust (the “Trust”), each dated November 30, 2024, as supplemented.

This Supplement updates certain information contained in the Summary Prospectuses, Prospectus and SAI with respect to each of the following series of the Trust: ARK Fintech Innovation ETF, ARK Innovation ETF and ARK Next Generation Internet ETF (each, a “Fund”, and collectively, the “Funds”). You may obtain copies of each Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invest.com or writing to ARK Investment Management, LLC, 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

Effective March 31, 2025 (the “Effective Date”), each Fund will transfer the primary listing for its shares (“Shares”) to the Cboe BZX Exchange, Inc. (“Cboe BZX Exchange”) and such Shares will no longer be listed on the NYSE Arca, Inc. (“NYSE Arca”). Also on the Effective Date, all references in each Fund’s Summary Prospectus, Prospectus and SAI to NYSE Arca specific to the listing exchange for the Shares are hereby changed to Cboe BZX Exchange. This change has no effect on any Fund’s investment objective or strategies.

Please retain this supplement for future reference.